SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2005

AEROSONIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11750	74-1668471
State or other jurisdiction of incorporation or organization	(Commission File Number)	(I.R.S. Employer Identification No.)

1212 North Hercules Avenue

Clearwater, Florida 33765

(Address of principal executive offices and Zip Code)

(727) 461-3000

(Registrant’s telephone number, including Area Code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

As announced by the Company in a press release dated July 12, 2005, the Company postponed its Annual Meeting of Stockholders originally scheduled for Thursday, July 14, 2005 to August 4, 2005.  The location of the Annual Meeting will remain at the Tampa Marriot Waterside, 700 Florida Avenue, Tampa, Florida 33607, at 10:00 A.M, local time..  The Company filed a Notice of Postponement on July 12, 2005 with the Commission under Schedule 14A, Definitive Additional Materials, and was sent to all stockholders on July 12, 2005.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.

Description

99.1

Press Release dated July 12, 2005 relating to the postponement of the Annual

Meeting of Stockholders.

EXHIBIT 99.1

Contact Person:

P. Mark Perkins

Aerosonic Corporation

727-461-3000

mperkins@aerosonic.com

   For immediate release

Aerosonic Announces Postponement of Annual Meeting of Stockholders

CLEARWATER, Fla. - - July 12, 2005 - Aerosonic Corporation (AMEX: AIM), a leading supplier of precision flight products for commercial, business and military aircraft, announced today that it is postponing its Annual Meeting of Stockholders that was scheduled for Thursday, July 14, 2005 to August 4, 2005 to be held at the Tampa Marriot Waterside, 700 Florida Avenue, Tampa, Florida 33607, at 10:00 A.M., local time.  The Company has become aware that a number of its stockholders have not received their proxy materials.  The Board of Directors wants to ensure that stockholders have sufficient time to properly evaluate the proposals set forth in the materials and to register their votes for the Annual Meeting of Stockholders.  In light of these circumstances, the Company has decided that it is in the best interest of all the stockholders to postpone the meeting.

“We consider the proposals in our proxy to be of considerable importance to the future of our Company and the interests of our stockholders and we want to ensure that everyone has an opportunity to carefully evaluate our proposals and cast their votes accordingly,” stated David A. Baldini, Chairman, President and Chief Executive Officer.

The record date for stockholders entitled to vote and the matters to be considered at the Annual Meeting will remain the same.

Aerosonic Corporation, headquartered in Clearwater, Florida, is principally engaged in the manufacture of aviation products.  Locations of the Company include the Clearwater, Florida Instrument Division (Clearwater Instruments), the Aerosonic Wichita, Kansas Division (Kansas Instruments), and Avionics Specialties, Inc., a Virginia corporation wholly owned by the Company.  For additional information, visit the corporate web site at www.aerosonic.com

This document contains statements that constitute "forward-looking" statements within the meaning of the Securities Act of 1933 and the Securities Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. "Forward-looking" statements contained in this document include the intent, belief or current expectations of the Company and its senior management team with respect to the outcome of litigation, future actions by officers and directors of the Company, prospects of the Company's operations, profits from future operations, and the Company's overall future business prospects, as well as the assumptions upon which such statements are based.

Investors are cautioned that any such forward-looking statements are not guarantees of future performance, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those contemplated by the forward-looking statements in this document include, but are not limited to, adverse developments with respect to the resolution of management issues, operations of the Company's business units, failure to meet operating objectives or to execute the business plan, and the failure to reach revenue or profit projections. The Company undertakes no obligation to update or revise the forward-looking statements contained in this document to reflect changed assumptions, the occurrence of unanticipated events, or changes to future operating results over time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROSONIC CORPORATION

Dated: July 12, 2005	By:	/s/ David A. Baldini
David A. Baldini Chairman of the Board President and Chief Executive Officer